John W. Hlywak, Jr. (Investors)              Jay Higham(Physician and Media)
  Senior Vice President & CFO                  President & COO
  IntegraMed America, Inc.                     IntegraMed America, Inc.
  (914) 251-4143                               (914) 251-4127
  email:  john.hlywak@integramed.com           email:  jayhigham@integramed.com
          --------------------------                   ------------------------
  Web Address:  http://www.integramed.com
                -------------------------


            IntegraMed to Present at Friedland Capital's Undervalued
                      Equities Conference in New York City


PURCHASE, N.Y - December 13, 2004--IntegraMed America, Inc. (Nasdaq: INMD) today announced that its Senior Vice President and CFO, John Hlywak, will present at Friedland Capital's Undervalued Equities Conference on December 14, 2004 in New York City.


Friedland Capital brings together publicly-traded global companies at events with the financial community in a variety of industry sectors across the United States and Europe. Friedland Capital events provide companies a platform to showcase their management teams, company strategy and business plans. During this important presentation Mr. Hlywak will present IntegraMed's corporate message and recent developments to key members of the investment community including portfolio managers, analysts, brokers and investment bankers.


Investors interested in attending the event should contact Friedland Capital at 303-355-6566 or RSVP online to attend (www.friedlandcapital.com). Investors interested in meeting with Mr. Hlywak privately should contact him at
914.251.4143 or 914.582.1621. For more information regarding Friedland Capital, please visit http://www.friedlandcapital.com.

About IntegraMed America, Inc.

IntegraMed, based in Purchase, NY, offers products and services to patients, providers and payors focused on the $2 billion fertility industry. IntegraMed provides business services to a national network of fertility centers; distributes pharmaceutical products and treatment financing programs directly to consumers; and operates http://www.integramed.com, a leading fertility portal.

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About Friedland Capital

Friedland Capital is a US based merchant bank with offices in New York, Denver, Vancouver and Beijing.

In addition to providing traditional merchant banking services, Friedland Capital provides corporate finance advisory services to enable publicly-traded and privately-held emerging growth companies, as well as sponsors of investment programs worldwide to achieve their short-term capital goals, and to realize their long-term business objectives.

Among its activities, Friedland Capital is the world's largest sponsor of financial and investment events, sponsoring over 280 conferences, luncheons, cocktail receptions and road shows annually, in 28 US cities and 3 European cities. These events include all-day conferences, breakfasts and luncheons.


For Additional Information Please Contact:


IntegraMed America, Inc.
John W. Hlywak, Jr.
Tel: 914-251-4143
Email: john.hlywak@integramed.com


Friedland Capital Inc.
Dara Podber-Albright
Tel.: 201-420-7437
Email: dara@friedlandcapital.com


Statements contained in this press release that are not based on historical fact, including statements concerning future results, performance, expectations and expansion of IntegraMed America are forward-looking statements that may involve a number of risks and uncertainties. Actual results may differ materially from the statements made as a result of various factors, including, but not limited to, the risks associated with the Company's ability to finance future growth; the loss of significant business service contract(s); profitability at Reproductive Science Centers serviced by IntegraMed America; changes in insurance coverage, government laws and regulations regarding health care or managed care contracting; and other risks, including those identified in the Company's most recent Form 10-K and in other documents filed by the Company with the U.S. Securities and Exchange Commission. All information in this press release is as of December 13, 2004 and IntegraMed undertakes no duty to update this information.



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